Exhibit 99.3


                  UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    On September 4, 1997, TCF Financial Corporation ("TCF" or the "Company") completed its acquisition (the "Acquisition") of Standard Financial, Inc. ("Standard") pursuant to an Agreement and Plan of Reorganization (the "Agreement") previously filed with the Company's Current Report on Form 8-K dated March 16, 1997 (No. 0-16431). The Acquisition, which was accounted for as a purchase transaction, was structured as a cash election merger in which Standard shareholders had the right to designate a preference for either cash or common stock of TCF ("TCF Common Stock"), or a combination of the two. The total consideration to Standard shareholders was $217,074,827 in cash and 3,850,000 shares of TCF Common Stock. The consideration for the Acquisition is described in further detail in the Company's Registration Statement on Form S-4, No. 333-28555. The cash portion of the consideration was funded through existing liquid assets and short-term borrowings. Additional information regarding the Acquisition is included in the Company's Current Report on Form 8-K dated September 4, 1997 (No. 0-16431).

    On June 24, 1997, TCF acquired Winthrop Resources Corporation ("Winthrop") through a merger of a TCF subsidiary with and into Winthrop in a tax-free stock-for-stock exchange. Winthrop, with total assets of $363 million as of June 30, 1997, specializes in leasing high-tech and business equipment. TCF issued approximately 6,700,000 shares of TCF Common Stock in the transaction, which was treated as a pooling of interests for accounting purposes.

    The following Unaudited Pro Forma Combined Financial Information reflects the Acquisition including the issuance of 3,850,000 shares of TCF Common Stock to Standard shareholders. The following Unaudited Pro Forma Combined Financial Information also reflects the acquisition of Winthrop.

    The following Unaudited Pro Forma Combined Statement of Financial Condition as of June 30, 1997 combines the historical consolidated statements of financial condition of TCF and Standard as if the Acquisition had been effective on June 30, 1997, after giving effect to certain pro forma adjustments described in the accompanying notes.

    The following Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1996 and for the six months ended June 30, 1997 and 1996 are presented as if the Acquisition and the acquisition of Winthrop had been effective January 1, 1996, after giving effect to certain pro forma adjustments described in the accompanying notes. TCF's, Standard's and Winthrop's fiscal years end December 31.

    The Unaudited Pro Forma Combined Financial Information and notes thereto reflect the application of the purchase method of accounting for the Acquisition. Under this method of accounting, the assets acquired and liabilities assumed from Standard are recorded at their fair market values. The amount of the purchase price in excess of the fair market value of the tangible and identifiable intangible assets acquired less the liabilities assumed is recorded as goodwill. Certain historical information of Standard has been reclassified to conform to TCF's financial statement presentation.

    The Unaudited Pro Forma Combined Financial Information and notes thereto reflect the application of the pooling-of-interests method of accounting for the acquisition of Winthrop. Under this method of accounting, the recorded assets, liabilities, income and expenses of TCF and Winthrop are combined and recorded as their historical cost-based amounts, except as noted below and in the notes thereto. Certain historical information of Winthrop has been reclassified to conform to TCF's financial statement presentation.

    The significant accounting and reporting policies of TCF, Standard and Winthrop differ in minor respects and no effect has been given to such differences in this Unaudited Pro Forma Combined Financial Information. The Unaudited Pro Forma Combined Financial Information included herein is not necessarily indicative of the consolidated financial position or results of future operations of the combined entity or the actual results that would have been achieved had the acquisitions of Standard and Winthrop been consummated prior to the periods indicated. The Unaudited Pro Forma Combined Financial Information should be read in conjunction with and are qualified in their entirety by the separate historical consolidated financial statements and notes thereto of TCF, which are incorporated herein by reference to TCF's (i) Annual Report on Form 10-K for the year ended December 31, 1996 (File No. O-16431) and
(ii) Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (File No. O-16431), and of Standard, which are included in Item 7(a) of this Current Report on Form 8-K/A.

                      TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                      STANDARD FINANCIAL, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA COMBINED STATEMENT OF FINANCIAL CONDITION
                                   AT JUNE 30, 1997
                                    (IN THOUSANDS)

                                                                                               PRO FORMA
                                                                                   --------------------------------
                                                          TCF         STANDARD     ADJUSTMENTS            COMBINED
                                                      ----------     ----------    ------------         -----------

                                                             ASSETS
Cash and due from banks                               $  251,388    $    24,306    $       -           $   275,694
Interest-bearing deposits with banks                      14,364         56,639            -                71,003
U.S. Government and other marketable
  securities held to maturity                              3,962            -              -                 3,962
Federal Home Loan Bank stock, at cost                     50,181         21,693            -                71,874
Federal Reserve Bank stock, at cost                       13,591            -              -                13,591
Securities available for sale                          1,181,126        847,042       (212,450)  (1)(2)  1,815,718
Loans held for sale                                      225,729         29,950            -               255,679
Loans and lease financings:
  Total loans                                          5,065,830      1,548,781          4,009   (2)     6,618,620
  Total lease financings                                 316,526            -              -               316,526
                                                     -----------    -----------    -----------         -----------
    Total loans and lease financings                   5,382,356      1,548,781          4,009           6,935,146
    Allowance for loan and lease losses                  (72,466)        (7,825)           -               (80,291)
                                                     -----------    -----------    -----------         -----------
       Net loans and lease financings                  5,309,890      1,540,956          4,009           6,854,855
Premises and equipment                                   144,322         27,685         (1,482)  (3)       170,525
Real estate                                               14,193            120            -                14,313
Accrued interest receivable                               44,916         15,613            -                60,529
Goodwill                                                  30,049            418        151,375   (2)(4)    181,842
Deposit base intangibles                                  12,855            -           17,330   (5)        30,185
Mortgage servicing rights                                 16,351            907          1,516   (2)        18,774
Other assets                                              90,843          9,346            -               100,189
                                                     -----------    -----------    -----------         -----------
                                                     $ 7,403,760    $ 2,574,675    $   (39,702)        $ 9,938,733
                                                     -----------    -----------    -----------         -----------
                                                     -----------    -----------    -----------         -----------

                                        LIABILITIES AND STOCKHOLDERS' EQUITY

Total deposits                                       $ 5,243,574    $ 1,833,614    $    12,025   (2)   $ 7,089,213
                                                     -----------    -----------    -----------         -----------
Securities sold under repurchase agreements              341,485            -              -               341,485
Federal Home Loan Bank advances                          641,030        434,000          2,189   (2)     1,077,219
Discounted lease rentals                                 239,859            -              -               239,859
Subordinated debt                                         34,998            -              -                34,998
Collateralized obligations                                40,297            -              -                40,297
Other borrowings                                          51,700            -           17,985   (6)        69,685
                                                     -----------    -----------    -----------         -----------
    Total borrowings                                   1,349,369        434,000         20,174           1,803,543
Accrued expenses and other liabilities                   109,754         29,747         19,606   (7)       159,107
                                                     -----------    -----------    -----------         -----------
    Total liabilities                                  6,702,697      2,297,361         51,805           9,051,863
                                                     -----------    -----------    -----------         -----------
Stockholders' equity:
  Preferred stock                                            -              -              -                   -
  Common stock                                               430            191           (158)  (8)           463
  Additional paid-in capital                             288,165        190,799        (27,830)  (8)       451,134
  Unamortized deferred compensation                      (22,181)        (3,206)         3,206   (8)       (22,181)
  Retained earnings, subject to certain
    restrictions                                         454,077        136,094       (136,094)  (8)       454,077
  Loan to Executive Deferred Compensation
    Plan                                                     (35)           -              -                   (35)
  Unrealized gain on securities available
    for sale                                               3,412          3,497         (3,497)  (8)         3,412
  Employee Stock Ownership Plan shares                       -           (8,976)         8,976   (9)           -
  Treasury stock, at cost                                (22,805)       (41,085)        63,890   (8)           -
                                                     -----------    -----------    -----------         -----------
    Total stockholders' equity                           701,063        277,314        (91,507)            886,870
                                                     -----------    -----------    -----------         -----------
                                                     $ 7,403,760    $ 2,574,675    $   (39,702)        $ 9,938,733
                                                     -----------    -----------    -----------         -----------
                                                     -----------    -----------    -----------         -----------

                      TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                      STANDARD FINANCIAL, INC. AND SUBSIDIARIES

       NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF FINANCIAL CONDITION

    Pursuant to the Agreement and consistent with generally accepted accounting principles ("GAAP"), certain purchase accounting adjustments relating to Standard will be recorded. The purchase accounting adjustments are preliminary estimates and are subject to revision as economic conditions change or as more information becomes available. The purchase price of $423.7 million consists of an aggregate of $237.9 million in cash, including payments to holders of Standard stock options totaling $20.8 million, and 3,850,000 shares of TCF Common Stock. The following notes further explain the adjustments.

(1) Represents the planned sale of $211.5 million of securities available for sale in connection with the acquisition of Standard.

(2) Represent the mark-to-market adjustments to reflect the fair market value of the Standard assets acquired and liabilities assumed under the purchase method of accounting, including the elimination of Standard's existing goodwill of $418,000.

(3) Represents the write-off of certain Standard fixed assets and duplicative data processing hardware and software.

(4) Represents the excess of the purchase price paid for Standard over the fair market value of the tangible and identifiable intangible assets acquired and liabilities assumed under the purchase method of accounting. Goodwill is assumed to amortize on a straight-line basis over 25 years.

    The purchase price of $423.7 million was allocated as follows (in thousands):

         Net assets at fair value (note 2). . . . . . . . . . . .    $267,260
         Write-off of certain fixed assets and duplicative
            data processing hardware and software (note 3). . . .      (1,482)
         Deposit base intangibles (note 5). . . . . . . . . . . .      17,330
         Severance and other change of control
            payments (note 7) . . . . . . . . . . . . . . . . . .     (11,580)
         Professional fees related to the
            acquisition (note 7). . . . . . . . . . . . . . . . .      (6,010)
         Data processing contract termination
            costs (note 7). . . . . . . . . . . . . . . . . . . .        (153)
         Net deferred tax liability (note 7). . . . . . . . . . .        (448)
         Employee Stock Ownership Plan (note 6) . . . . . . . . .       7,999
         Other miscellaneous accruals . . . . . . . . . . . . . .      (1,024)
         Goodwill (note 4). . . . . . . . . . . . . . . . . . . .     151,793
                                                                     --------
            Purchase Price. . . . . . . . . . . . . . . . . . . .    $423,685
                                                                     --------
                                                                     --------
(5) Represents identifiable deposit base intangibles ("DBI") relating to Standard's deposits. The DBI will be amortized using an accelerated method.

(6) Represents the $237.9 million increase in TCF's short-term borrowings to fund the acquisition of Standard, net of proceeds from the planned sale of $211.5 million of securities available for sale (note 1), the repayment of the remaining $8 million loan to the ESOP, and the $391,000 tax benefit related to the expected $977,000 reduction of the ESOP loan.

(7) Represents accruals for other merger related costs such as data processing contract termination costs ($153,000), professional fees including investment banking, attorneys and accountants fees ($6 million), severance and other change of control payments ($11.6 million), accruals for other miscellaneous liabilities ($1.4 million) and net deferred taxes ($448,000).

(8) Represents the elimination of Standard's stockholders' equity under the purchase method of accounting and the issuance of 3,850,000 shares of TCF Common Stock, of which 597,134 were from treasury.

(9) Represents the expected $977,000 reduction of the ESOP loan and the repayment of the remaining $8 million ESOP loan by the ESOP.

                      TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                      STANDARD FINANCIAL, INC. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30, 1997
                    (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE DATA)


                                                                                                PRO FORMA
                                                                                     ------------------------------
                                                          TCF          STANDARD      ADJUSTMENTS          COMBINED
                                                       ---------      ----------     -----------         ----------
Interest income:
  Loans                                                $ 240,785       $ 54,613        $  (581)  (1)     $ 294,817
  Lease financings                                        16,889            -              -                16,889
  Loans held for sale                                      7,192          1,116            -                 8,308
  Securities available for sale                           43,207         29,642         (7,623)  (2)        65,226
  Investments                                              2,549          1,343            -                 3,892
                                                       ---------       --------        -------           ---------
    Total interest income                                310,622         86,714         (8,204)            389,132
                                                       ---------       --------        -------           ---------
Interest expense:
  Deposits                                                85,356         40,951         (5,158)  (1)       121,149
  Borrowings                                              42,538         12,791            259   (3)        55,588
                                                       ---------       --------        -------           ---------
    Total interest expense                               127,894         53,742         (4,899)            176,737
                                                       ---------       --------        -------           ---------
       Net interest income                               182,728         32,972         (3,305)            212,395
Provision for credit losses                                5,595            925            -                 6,520
                                                       ---------       --------        -------           ---------
  Net interest income after provision for
    credit losses                                        177,133         32,047         (3,305)            205,875
                                                       ---------       --------        -------           ---------

Non-interest income:
  Fee and service charge revenues                         53,963          1,577            -                55,540
  ATM network revenues                                     7,230            266            -                 7,496
  Title insurance revenues                                 6,023            -              -                 6,023
  Commissions on sales of annuities                        4,044            164            -                 4,208
  Leasing revenues                                        14,352            -              -                14,352
  Gain on sale of loans held for sale                      1,406            446            -                 1,852
  Gain (loss) on sale of securities available
    for sale                                               2,478           (146)           -                 2,332
  Gain on sale of loan servicing                           1,622            -              -                 1,622
  Gain on sale of branches                                 2,810            -              -                 2,810
  Other                                                    5,781            194            -                 5,975
                                                       ---------       --------        -------           ---------
    Total non-interest income                             99,709          2,501            -               102,210
                                                       ---------       --------        -------           ---------

Non-interest expense:
  Compensation and employee benefits                      84,325         10,503            -                94,828
  Occupancy and equipment                                 27,709          4,240           (304)  (4)        31,645
  Advertising and promotions                              10,106          1,034            -                11,140
  Federal deposit insurance premiums and
    assessments                                            2,130            521            -                 2,651
  Amortization of goodwill and other intangibles           2,354             71          4,508   (5)         6,933
  Provision for real estate losses                            38            -              -                    38
  Other                                                   38,621          4,397            114   (1)        43,132
                                                       ---------       --------        -------           ---------
    Total non-interest expense                           165,283         20,766          4,318             190,367
                                                       ---------       --------        -------           ---------
       Income before income tax expense and
         extraordinary item                              111,559         13,782         (7,623)            117,718
  Income tax expense                                      43,597          4,886         (1,835)             46,648
                                                       ---------       --------        -------           ---------
       Income before extraordinary item                $  67,962       $  8,896        $(5,788)          $  71,070
                                                       ---------       --------        -------           ---------
                                                       ---------       --------        -------           ---------

  Per common share(6):
    Income before extraordinary item:
       Primary                                         $    1.62       $    .57                          $    1.56
                                                       ---------       --------                          ---------
                                                       ---------       --------                          ---------
       Fully diluted                                   $    1.61       $    .56                          $    1.55
                                                       ---------       --------                          ---------
                                                       ---------       --------                          ---------

  Weighted average shares outstanding(000's):
       Primary                                            41,845         15,656                             45,695
                                                       ---------       --------                          ---------
                                                       ---------       --------                          ---------
       Fully diluted                                      42,210         15,754                             46,060
                                                       ---------       --------                          ---------
                                                       ---------       --------                          ---------

                   TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                    STANDARD FINANCIAL, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                                               PRO FORMA
                                                                                     -----------------------------
                                                          TCF          STANDARD      ADJUSTMENTS         COMBINED
                                                       ---------      ----------     -----------        ----------
Interest income:
  Loans                                                $ 244,485       $ 42,886        $  (581)  (1)    $ 286,790
  Lease financings                                        14,080            -              -               14,080
  Loans held for sale                                      9,110            -              -                9,110
  Securities available for sale                           39,522         31,954         (7,623)  (2)       63,853
  Investments                                              2,186          1,101            -                3,287
                                                       ---------       --------        -------           ---------
    Total interest income                                309,383         75,941         (8,204)           377,120
                                                       ---------       --------        -------           ---------
Interest expense:
  Deposits                                                87,670         35,620         (5,158)  (1)      118,132
  Borrowings                                              44,807          8,658            259   (3)       53,724
                                                       ---------       --------        -------           ---------
    Total interest expense                               132,477         44,278         (4,899)           171,856
                                                       ---------       --------        -------           ---------
       Net interest income                               176,906         31,663         (3,305)           205,264
Provision for credit losses                               10,226          1,600            -               11,826
                                                       ---------       --------        -------           ---------
  Net interest income after provision for
    credit losses                                        166,680         30,063         (3,305)           193,438
                                                       ---------       --------        -------           ---------

Non-interest income:
  Fee and service charge revenues                         47,611          1,970            -               49,581
  ATM network revenues                                     5,146            256            -                5,402
  Title insurance revenues                                 7,191            -              -                7,191
  Commissions on sales of annuities                        4,535            104            -                4,639
  Leasing revenues                                        11,517            -              -               11,517
  Gain on sale of loans held for sale                      2,077             70            -                2,147
  Gain on sale of securities available
    for sale                                                  84          1,591            -                1,675
  Gain on sale of branches                                 1,725            -              -                1,725
  Other                                                    5,091            451            -                5,542
                                                       ---------       --------        -------           ---------
    Total non-interest income                             84,977          4,442            -               89,419
                                                       ---------       --------        -------           ---------

Non-interest expense:
  Compensation and employee benefits                      75,175          9,948            -               85,123
  Occupancy and equipment                                 25,690          4,187           (304)  (4)       29,573
  Advertising and promotions                               9,505            918            -               10,423
  Federal deposit insurance premiums and
    assessments                                            6,363          1,915            -                8,278
  Amortization of goodwill and other intangibles           1,766             45          4,508   (5)        6,319
  Provision for real estate losses                           297            -              -                  297
  Other                                                   36,466          3,649            114   (1)       40,229
                                                       ---------       --------        -------           ---------
    Total non-interest expense                           155,262         20,662          4,318            180,242
                                                       ---------       --------        -------           ---------
       Income before income tax expense and
         extraordinary item                               96,395         13,843         (7,623)           102,615
  Income tax expense                                      36,762          5,104         (1,835)            40,031
                                                       ---------       --------        -------           ---------
       Income before extraordinary item                $  59,633       $  8,739        $(5,788)          $ 62,584
                                                       ---------       --------        -------           ---------
                                                       ---------       --------        -------           ---------

  Per common share(6):
    Income before extraordinary item:
       Primary                                         $    1.42       $    .56                          $   1.36
                                                       ---------       --------                          ---------
                                                       ---------       --------                          ---------
       Fully diluted                                   $    1.41       $    .55                          $   1.36
                                                       ---------       --------                          ---------
                                                       ---------       --------                          ---------

  Weighted average shares outstanding(000's):
       Primary                                            42,002         15,778                            45,852
                                                       ---------       --------                          ---------
                                                       ---------       --------                          ---------
       Fully diluted                                      42,431         15,937                            46,281
                                                       ---------       --------                          ---------
                                                       ---------       --------                          ---------

                      TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                      STANDARD FINANCIAL, INC. AND SUBSIDIARIES
                            WINTHROP RESOURCES CORPORATION
                 UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1996
                    (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE DATA)


                                                                           PRO FORMA                               PRO FORMA
                                                                 ---------------------------               -----------------------
                                             TCF       STANDARD  ADJUSTMENTS        COMBINED     WINTHROP  ADJUSTMENTS    COMBINED
                                          --------     --------  -----------       ---------    ---------  -----------   ---------
Interest income:
  Loans                                 $ 486,140     $ 93,554   $  (1,162)  (1)   $ 578,532     $   -     $   -        $ 578,532
  Lease financings                            -            -           -                 -        29,914       -           29,914
  Loans held for sale                      17,080          469         -              17,549         -         -           17,549
  Securities available for sale            75,303       61,265     (15,246)  (2)     121,322           1       -          121,323
  Investments                               4,338        2,208         -               6,546         109       -            6,655
                                        ---------     --------   ---------         ---------     -------   -------      ---------
    Total interest income                 582,861      157,496     (16,408)          723,949      30,024       -          753,973
                                        ---------     --------   ---------         ---------     -------   -------      ---------
Interest expense:
  Deposits                                171,375       73,955     (10,317)  (1)     235,013         -         -          235,013
  Borrowings                               71,346       19,980         519   (3)      91,845      15,595       -          107,440
                                        ---------     --------   ---------         ---------     -------   -------      ---------
    Total interest expense                242,721       93,935      (9,798)          326,858      15,595       -          342,453
                                        ---------     --------   ---------         ---------     -------   -------      ---------
       Net interest income                340,140       63,561      (6,610)          397,091      14,429       -          411,520
Provision for credit losses                19,820        2,500         -              22,320       1,426       -           23,746
                                        ---------     --------   ---------         ---------     -------   -------      ---------
    Net interest income after provision
       for credit losses                  320,320       61,061      (6,610)          374,771      13,003       -          387,774
                                        ---------     --------   ---------         ---------     -------   -------      ---------
Non-interest income:
  Fee and service charge revenues         100,422        3,825         -             104,247         -         -          104,247
  ATM network revenues                     11,480          535         -              12,015         -         -           12,015
  Title insurance revenues                 13,492          -           -              13,492         -         -           13,492
  Commissions on sales of annuities         9,134          271         -               9,405         -         -            9,405
  Leasing revenues                            -            -           -                 -        23,814       -           23,814
  Gain on sale of loans held for sale       5,038        1,386         -               6,424         -         -            6,424
  Gain on sale of securities available
    for sale                                   85        1,578         -               1,663           1       -            1,664
  Gain on sale of loans                     5,443          -           -               5,443         -         -            5,443
  Gain on sale of branches                  2,747          -           -               2,747         -         -            2,747
  Other                                     9,956        1,285         -              11,241         -         -           11,241
                                        ---------     --------   ---------         ---------     -------   -------      ---------
    Total non-interest income             157,797        8,880         -             166,677      23,815       -          190,492
                                        ---------     --------   ---------         ---------     -------   -------      ---------
Non-interest expense:
  Compensation and employee benefits      151,745       20,629         -             172,374       5,809       -          178,183
  Occupancy and equipment                  51,136        8,728        (607)  (4)      59,257         822       -           60,079
  Advertising and promotions               16,711        1,745         -              18,456         303       -           18,759
  Federal deposit insurance premiums
    and assessments                        12,019        3,992         -              16,011         -         -           16,011
  Amortization of goodwill and other
    intangibles                             3,167          135       9,015   (5)      12,317         564       -           12,881
  Provision for real estate losses            433          -           -                 433         -         -              433
  FDIC special assessment                  34,803        9,577         -              44,380         -         -           44,380
  Other                                    71,056        7,159         227   (1)      78,442       4,959       -           83,401
                                        ---------     --------   ---------         ---------     -------   -------      ---------
    Total non-interest expense            341,070       51,965       8,635           401,670      12,457       -          414,127
                                        ---------     --------   ---------         ---------     -------   -------      ---------
       Income before income tax expense
         and extraordinary item           137,047       17,976     (15,245)          139,778      24,361       -          164,139
Income tax expense                         51,384        6,064      (3,669)           53,779       9,647       -           63,426
                                        ---------     --------   ---------         ---------     -------   -------      ---------
  Income before extraordinary item      $  85,663     $ 11,912   $ (11,576)        $  85,999     $14,714   $   -        $ 100,713
                                        ---------     --------   ---------         ---------     -------   -------      ---------
                                        ---------     --------   ---------         ---------     -------   -------      ---------
Per common share (6)(7):
  Income before extraordinary item:
    Primary                             $    2.42     $    .76                     $    2.19     $  1.76                $    2.20
                                        ---------     --------                     ---------     -------                ---------
                                        ---------     --------                     ---------     -------                ---------
    Fully diluted                       $    2.40     $    .75                     $    2.18     $  1.76                $    2.19
                                        ---------     --------                     ---------     -------                ---------
                                        ---------     --------                     ---------     -------                ---------

Weighted average shares
  outstanding (000's):
    Primary                                35,342       15,635                        39,192       8,369                   45,776
                                        ---------     --------                     ---------     -------                ---------
                                        ---------     --------                     ---------     -------                ---------
    Fully diluted                          35,773       15,882                        39,623       8,375                   46,214
                                        ---------     --------                     ---------     -------                ---------
                                        ---------     --------                     ---------     -------                ---------

                      TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                      STANDARD FINANCIAL, INC. AND SUBSIDIARIES
                            WINTHROP RESOURCES CORPORATION

            NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS


    Pursuant to the Agreement and the Winthrop Merger Agreement, and consistent with GAAP, certain adjustments will be recorded, primarily to accrue for specific, identified costs related to the acquisition of Standard. The amounts of the merger-related costs are preliminary estimates and are subject to revision as economic conditions change or as more information becomes available. TCF did not record any merger-related charges relating to the acquisition of Winthrop.

    TCF expects to achieve operating cost savings primarily through reductions in staff and the consolidation of certain functions such as data processing, investments and other back office operations at Standard. The operating cost savings are expected to be achieved in various amounts at various times during the years subsequent to the acquisition of Standard and not ratably over, or at the beginning or end of, such periods. No adjustment has been reflected in the Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1996 or for the six months ended June 30, 1997 and 1996 for the anticipated cost savings.

(1) Represents amortization of the Standard mark-to-market adjustments under the purchase method of accounting.

(2) Represents amortization of the Standard mark-to-market adjustments, and the foregone interest income resulting from the planned sale of $211.5 million of securities available for sale.

(3) Represents amortization of the Standard mark-to-market adjustments, and the net interest cost of funding the acquisition of Standard.

(4) Represents the reduction in occupancy and equipment expenses resulting from the write-off of certain Standard fixed assets and duplicative data processing hardware and software.

(5) Represents amortization of the Standard goodwill and deposit base intangibles balances.

(6) The pro forma combined per common share data for TCF and Standard has been computed based on the pro forma combined historical income before extraordinary item and on the historical weighted average common and common equivalent shares outstanding of TCF combined with the issuance of 3,850,000 shares of TCF Common Stock with respect to the acquisition of Standard.

(7) The pro forma combined per common share data for TCF, Standard and Winthrop has been computed based on the pro forma combined historical income before extraordinary item and on the combined historical weighted average common and common equivalent shares outstanding for TCF and Winthrop, and the issuance of 3,850,000 shares of TCF Common Stock with respect to the acquisition of Standard. For purposes of this calculation, Winthrop's weighted average common and common equivalent shares outstanding were multiplied by the exchange ratio of 0.7766 used in the acquisition of Winthrop.